Filed Pursuant to Rule 497(e)

May 23, 2014

Cook & Bynum Funds Trust

The Cook & Bynum Fund

Supplement to the
Statement of Additional Information (“SAI”)
Dated January 28, 2014

At a meeting of shareholders of the Cook & Bynum Fund held on April 22, 2014, the three existing Trustees were re-elected to serve on the Board of Trustees (the “Board”) of Cook & Bynum Funds Trust (the “Trust”).  In addition, one new Trustee, Mr. Donald P. Carson, was elected to serve on the Trust’s Board.

The following information for Mr. Carson supplements the Trustee information provided in the SAI :

Independent Trustee  ^

Trustee Name, Age & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee During the past 5 Years
Donald P. Carson Year of Birth: 1949 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209	Trustee	Mr. Carson has served as a Trustee of the Trust since April 2014.	Mr. Carson has been the Principal at each of Ansley Securities LLC (broker-dealer) and Don Carson Associates, LLC (a financial advisory services firm) since May 2013. Prior to that, Mr. Carson served as President of RFA Management Company LLC from September 2003 to April 2013.	1	None

^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

** Each Trustee serves for an indefinite term. Each Officer serves for an annual term and until his or her successor is elected and qualified.

Trustee Qualifications

Mr. Carson has 25 years of banking and investment banking, investment management, real estate management, and tax and estate planning experience.  Mr. Carson also currently serves as the principal of a registered broker-dealer firm.  Through this experience, Mr. Carson possesses an understanding of the regulatory framework under which investment companies must operate.

Filed Pursuant to Rule 497(e)

Trustee Share Ownership

The following table sets forth the aggregate dollar range of equity securities owned by Mr. Carson as of December 31, 2013:

NAME OF TRUSTEE	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND	AGGREGATE DOLLAR RANGE IN ALL REGISTERED FUNDS OVERSEEN BY TRUSTEE IN COOK & BYNUM FAMILY OF INVESTMENT COMPANIES
Donald P. Carson	$100,001 - $500,000	$100,001 - $500,000

Please retain this Supplement with your SAI for future reference.